Exhibit 99.1

Renovate America, Inc.
15073 Avenue of Science
San Diego, CA 92128

Report of Independent Accountants on Applying
Agreed-Upon Procedures

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Renovate America, Inc. (the “Company”), Barclays Capital Inc., and Morgan Stanley & Co. LLC, (the “Underwriters”), who are collectively referred to herein as the “Specified Parties,” relating to certain attributes of the collateral assets included in the securitization, pursuant to the offering of HERO Funding 2017-3 (the “Transaction”). Renovate America, Inc. is responsible for the accuracy of certain attributes of the collateral assets included in the Transaction (the “Responsible Party”). The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 105 property assessed clean energy (“PACE”) assessments (“the PACE Assessments”), which the Specified Parties represent, was selected randomly from the pool of PACE Assessments underlying the PACE Bond assets (“PACE Bonds”) sold as part of the Transaction.

The Specified Parties also requested we perform certain procedures over 158 PACE Bonds, which the Specified Parties represent as the entire population of PACE Bonds.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles, CA 90017
T: (213) 356-6000, F: (813) 637-4444, www.pwc.com/us

Report of Independent Accountants on Applying Agreed-Upon Procedures HERO Funding 2017-3 November 3, 2017

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
•	The reasonableness of any of the assumptions provided by the Company; and
•
The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the pool of assessments with all assets in the Transaction based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

For purposes of this report, we have performed agreed-upon procedures with respect to certain information related to the PACE Assessments and PACE Bonds. The following phrases, terms, and definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•
The phrase “compared and agreed,” as used hereinafter, refers to the comparison of one or more data attributes to underlying documentation for which the data attributes and the underlying documentation have been found to be in agreement, unless otherwise indicated.

•
The phrase “Assessment List” refers to a listing of 8,122 PACE Assessments provided to us by the Company on October 24, 2017, which per the Company contains all of the PACE Assessments that will be included in the Transaction as of the Closing Date.

•
The phrase “Assessment Data Tape” refers to a detailed listing of 8,122 PACE Assessments provided to us by the Company on October 26, 2017, which per the Company contains all of the PACE Assessments that will be included in the Transaction as of the Closing Date. The Assessment Data Tape includes certain attributes related to the PACE Assessments.

•
The phrase “Sample Assessments” refers to a sample of 105 PACE Assessments. We were instructed by the Company to randomly select 105 PACE Assessments from the Assessment List. A random selection method ensures that all PACE Assessments in the Assessment List have an equal chance of being selected.

•
The phrase “Assessment File” refers to the contract files or documentation related to each Assessment which includes the following documents: Contractual Assessment Data File, Hero Processing Worksheet, Assessment Contract (including any Assessment Contract Addendum, as applicable), and Completion Certificate. We were provided with an Assessment File for each Sample Assessment, which we used to perform the procedures related to the Sample Assessments enumerated below.

Report of Independent Accountants on Applying Agreed-Upon Procedures HERO Funding 2017-3 November 3, 2017

•
The phrase “PACE Data Tape” refers to a detailed listing provided by the Company of 158 PACE Bonds which per the Company contains all of the PACE Bonds that will be included in the Transaction as of the Closing Date.

•
The phrase “Supplemental Indentures” refers to the individual Supplemental Indentures for the PACE Bonds provided to us by the Company and used by us in performing the procedures related to the PACE Bonds enumerated below.

•	The phrase “PACE Prepayment File” refers to a file containing information related to partial and full prepayments for the PACE Assessments underlying each of the PACE Bonds.

We have performed the procedures enumerated below. The procedures below were established and agreed to by the Specified Parties and were performed solely to assist you with the comparison of certain attributes to source documents using the assumptions and methodologies specified in the procedures below.

We applied the following procedures to each of the Sample Assessments:

1.
We compared the attributes specified in the table below (“Specified Attributes”) set forth in the Assessment Data Tape, as applicable, to the source within the Assessment File and found the attributes to be in agreement:

	Specified Attributes	Field Name in Assessment Data Tape	Source within Assessment File
1	HEROId	HERO Id	Completion Certificate
2	Property City	Property City	Assessment Contract or Assessment Contract Addendum*
3	APN	AUSAPN	Assessment Contract or Assessment Contract Addendum*
4	County	County	Assessment Contract or Assessment Contract Addendum*
5	Zip	Zip	Assessment Contract or Assessment Contract Addendum*
6	Property Type	Property Type	Hero Processing Worksheet
7	Products (1-9)	Products (01-09)	Completion Certificate
8	Term	Term	Hero Processing Worksheet
9	Rate	Assessment Rate	Assessment Contract or Assessment Contract Addendum*
10	Funding Date	Funding Date	Hero Processing Worksheet
11	Funded Amount	Funded Amount	Hero Processing Worksheet
12	Home Value	Home Value	Hero Processing Worksheet
13	First Payment	First Payment	Hero Processing Worksheet
14	Maturity Date	Maturity Date	Hero Processing Worksheet
15	Tax Payment	Total Annual Tax Payment	Hero Processing Worksheet
16	Total Open Liens	Total Open Liens	Hero Processing Worksheet
17	Property Value Source	Property Value Source	Hero Processing Worksheet
* Assessment Contract Addendum, when available, will take priority over the Assessment Contract.

Report of Independent Accountants on Applying Agreed-Upon Procedures HERO Funding 2017-3 November 3, 2017

Per the Company’s instruction, the Specified Attributes “Products (1-9)” may be listed in a different order in the Assessment File when compared to the Assessment Data Tape. The Company instructed that no exception should be noted in the event of a different order of Products.

Per the Company’s instruction, the Specified Attributes “Products (1-9)” may be listed more than once for any given Sample Assessment in the Assessment File. The Company noted that if an identical Product was listed more than once in the Assessment File, and only listed once in the Assessment Data Tape, no exception should be noted.

Per the Company’s instruction, a $1 difference threshold was applied for the Specified Attribute “Tax Payment.”

For the following two PACE Assessments, the Specified Attribute values per the HERO Processing Worksheet did not match the Specified Attribute values per the Assessment Data Tape. The Company subsequently provided an additional HERO Processing Worksheet for these two loans. The Specified Attribute values per the additional HERO Processing Worksheets agreed to the Specified Attribute values per the Assessment Data Tape.

HEROId	Specified Attribute	Value per Assessment Data Tape	Value Per initial HERO Processing Worksheet	Value Per additional HERO Processing Worksheet
MO095110584	Total Open Liens	$143,459	$143,549	$143,459
CA013113373	Home Value	$796,100	$769,100	$796,100

2.
We recalculated the Loan to Value (“LTV”) and compared the results rounded to the nearest 0.01% to the LTV as disclosed in the Assessment Data Tape and found them to be in agreement. Using information obtained from the Assessment Data Tape, we recalculated LTV as a) “Total Open Liens” over b) “Home Value.”

3.
We recalculated the Combined Loan to Value (“C-LTV”) and compared the results rounded to the nearest 0.01% to the C-LTV as disclosed in the Assessment Date Tape and found them to be in agreement. Using information obtained from the Assessment Data Tape, we recalculated C-LTV by summing a) “Total Open Liens” and b) “Funded Amount” and dividing the result by c) “Home Value.”

4.
We recalculated Assessment Loan to Value (“Assessment LTV”) and compared the results rounded to the nearest 0.01% to the Assessment LTV disclosed in the Assessment Data Tape and found them to be in agreement. Using information obtained from the Assessment Data Tape, we recalculated Assessment LTV as a) “Funded Amount” over b) “Home Value.”

5.
We recalculated the “Reserve Fund Amount” and compared the results to the “Reserve Fund Amount” disclosed in the Assessment Data Tape within $0.01 and found them to be in agreement. The “Reserve Fund Amount” was recalculated by multiplying a) “Project Cost” obtained from the Assessment Data Tape by the following percentages, according to the “Program” of each loan as obtained from the Assessment Data Tape:

Report of Independent Accountants on Applying Agreed-Upon Procedures HERO Funding 2017-3 November 3, 2017

Program	Reserve Amount%
CSCDA	0.20%
LA County	0.10%
MCED	0.25%
SANBAG	0.08%
WRCOG	0.08%

We applied the following procedures with respect to the PACE Bonds:

6.
For each PACE Bond, we compared and agreed the attributes listed below, as set forth in the PACE Data Tape, to the information contained in the Supplemental Indentures and found them to be in agreement:

Attribute	Field name in the PACE Data Tape
Bond Name	Identified PACE Bonds
Coupon	Rate
Maturity Date	Bond Last Payment
First Pay Date	Bond First Payment

7.	For each PACE Bond, we recalculated the “Principal Amount” based on the sum of the following:
•	the “Balance” for each PACE Bond provided within the PACE Data Tape, and
•	the sum of partial and full prepayment amounts, for each PACE Bond, utilizing the “Bond Id” and “Prepayment Amount,” contained in the PACE Prepayment File provided by the Company.

We compared and agreed this amount to the “Principal Amount” attribute contained in the Supplemental Indentures, and found them to be in agreement.

8.
For each PACE Bond, we recalculated the “Term” by subtracting the first “Bond Payment Date” from the “Maturity Date” obtained from the Supplemental Indentures. The Company instructed us to round the results to the nearest Term as follows:

▪	5 year term,
▪	10 year term,
▪	15 year term,
▪	20 year term, and
▪	25 year term.

We compared the recalculated Term to the Term listed in the PACE Data Tape and found them to be in agreement.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the PACE Assessments, PACE Bonds, or other information provided to us or included in the Transaction documents. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Report of Independent Accountants on Applying Agreed-Upon Procedures HERO Funding 2017-3 November 3, 2017

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ "due diligence defense" under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

November 3, 2017